SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 18, 2014

BROADCOM CORPORATION
(Exact Name of Registrant as Specified in Charter)

California	000-23993	33-0480482
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
Incorporation)

5300 California Avenue, Irvine, CA 92617
(Address of Principal Executive Offices)(Zip Code)

Registrant’s telephone number, including area code: (949) 926-5000

Not Applicable
(Former Name or Former Address, if Changed since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.      Other Events.

On February 18, 2014 Broadcom Corporation (“Broadcom”) signed a definitive agreement to sell certain Ethernet controller-related assets and provide certain non-exclusive licenses to QLogic Corporation and issued a press release related thereto. The full text of the press release is attached as Exhibit 99.1 to this report and is hereby incorporated by reference herein.

Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

99.1	Press release, dated February 18, 2014, of Broadcom Corporation

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROADCOM CORPORATION,
a California corporation
By: /s/ Eric K. Brandt
Name: Eric K. Brandt
Title: Executive Vice President Chief Financial Officer
Date: February 18, 2014

Exhibit Index

Exhibit No.	Description

99.1	Press release, dated February 18, 2014, of Broadcom Corporation